Execution Copy

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 (this "Amendment") is entered into as of December 12, 2016, by and among NELNET, INC. (the "Borrower"), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not now defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Amended and Restated Credit Agreement, dated as of October 30, 2015 (the "Credit Agreement");

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:

SECTION 1. Amendments to Credit Agreement.

The Credit Agreement is hereby amended in the following respects:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following language in the definition of "Borrower's Line of Business" immediately after the reference to "software development":

"and advanced telecommunications"

(b) Section 1.01 of the Credit Agreement is hereby further amended to delete the reference to "October 30, 2020" in the definition of "Maturity Date" and to substitute therefor "December 12, 2021."

(c) Section 1.01 of the Credit Agreement is hereby further amended to delete the reference to "$75,000,000" in the definition of "Permitted Acquisition" and to substitute therefor "7.5% of the amount of Borrower's Consolidated Net Worth as most recently reported pursuant

to Section 5.01(a)." and to delete the two references to the "$25,000,000" and to substitute therefor "$50,000,000."

(d) Section 1.01 of the Credit Agreement is hereby further amended to insert the following language in the definition of "Qualified Receivables Transaction" immediately after the reference to "any student loans":

> "or any consumer loans originated by Persons other than the Borrower or any Subsidiary and serviced by the Borrower or any Subsidiary".

(e) Section 6.06(h) of the Credit Agreement is hereby amended to insert the following language at the beginning of clause (h) immediately prior to the phrase: "non-securitized residual interests":

> "Non-FFELP Loans or"

and to delete the reference to "Non-FFELP Loans" currently contained in clause (h) following the reference to "FFELP Loans".

(f) Section 6.06(i) of the Credit Agreement is hereby amended to delete the reference to "20%" and to substitute therefor "25%".

(g) Schedule 1.01 now attached to the Credit Agreement is hereby deleted and replaced with Amended Schedule 1.01 attached to this Amendment.

(h) Schedule 6.06 now attached to the Credit Agreement is hereby deleted and replaced with Amended Schedule 6.06 attached to this Amendment.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Agent shall have received:

(a) an executed counterpart of this Amendment from the Borrower, the Lenders and the Agent;

(b) a Guaranty executed by Allo Communications LLC; and

(c) payment by the Borrower to the Agent of an amendment fee of 0.10% of the aggregate amount of the Lenders' Commitments.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency

or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

(b) As of the date hereof, and giving effect to the terms of this Amendment, there exists no Default or Event of Default and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference solely to an earlier date.

SECTION 4. Reference to and the Effect on the Agreement.

(a) On and after December 12, 2016, the Effective Date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal law of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date and year first above written.

NELNET, INC.,
as Borrower

By: [signature]
Name: Mike Dunlap
Title: Chairman

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: [signature]
Name: Daniel S. Black
Title: Relationship Manager

Signature Page to Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: [signature]

Name: Bill Weber

Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A.,
as a Lender

By: ______________________
Name: ____________________
Title: ____________________

Erik Andersen, CFA
Vice President
Financial Institutions
Corporate Banking
388 Greenwich Street
New York, NY 10013
T 212-816-9761
F 646-291-1413

Signature Page to Amendment No. 1
to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By: [signature]
Name: Tim Stephens
Title: Authorized Signatory

Signature Page to Amendment No. 1
to Credit Agreement

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By: [signature]
Name: Josh Tresemer
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement

BANK OF MONTREAL,
as a Lender

By: ______________________________
Name: Karen Louie
Title: Director

AMENDED SCHEDULE 1.01

GUARANTORS

National Education Loan Network, Inc.

Nelnet Business Solutions, Inc.

Nelnet Diversified Solutions, LLC

Nelnet Enrollment Solutions, LLC

Allo Communications LLC

AMENDED SCHEDULE 6.06

(See attached.)

Nelnet
Other Investments
As of September 30, 2016
(in 000's)

Equity securities - Trading			$	172	
Equity securities - Available for Sale			$	720	
Debt securities - Available for Sale			$	122	
Cost-method investments:					
(1) Agile Forum (HUDL)	$	41,191			
(2) Other all < $5.0M individually	$	14,692			
Total cost-method			$	55,883	**Tab 2**
Equity-method investments:					
(3) Real Estate with Ameritas (all < $5.0M)	$	10,950			
(4) Affordable Housing Tax Credits	$	8,664			
Other all < $5.0M individually	$	9,750			
Total equity-method			$	29,364	**Tab 3**
Notes Receivable:					
(5) Panhandle Plains (secured by residual interest)	$	17,031			
(6) Other all < $5.0M individually	$	11,585			
Total notes receivable			$	28,616	Tab 4
TDP:					
(7) TDP total assets	$	26,558			
Total TDP total assets			$	26,558	
Tax Liens:					
(8) Tax liens	$	4,483			
Total tax liens			$	4,483	
"Other Investments" per Debt Compliance Cert			$	145,918	

(1) Nelnet's investments in Agile Forum/HUDL over the past several years.
(2) Nelnet has made multiple venture capital/angel investments with a minority ownership.
(3) Nelnet has partnered with Ameritas and has made several equity investments in real estate properties.
(4) Nelnet has invested in affordable housing tax credits over the past 10-15 years.
(5) Nelnet sold our LoanStar trust estate to Panhandle Plains in exchange for a note receivable secured by cash flow from another trust estate owned by Panhandle Plains.
(6) Majority of other notes receivable relate to the Ameritas real estate transactions where Nelnet invests equity (see above) and provides a note receivable to fund the property improvements.
(7) Nelnet owns 25% of the TDP entity (Hudl headquarters building); however, because TDP is consolidated, Nelnet shows the entire amount of TDP's assets as an investment on its balance sheet.
(8) Nelnet has invested in property tax liens primarily in the states of Ohio and South Carolina.